UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 27, 2013

Date of Report (Date of earliest event reported)

BB&T Corporation
(Exact name of registrant as specified in its charter)

Commission file number: 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 27, 2013, the Board of Directors (the “Board”) of BB&T Corporation (the “Company”) approved an amendment to Article III, Section 8 of the Company’s Bylaws (the “Bylaws”). The amendment revises the Bylaws, effective immediately, to change the mandatory director retirement age from 70 to 72. The Board also amended Article III, Section 11 of the Bylaws to change the reference to “Risk Management Committee” in the list of other permitted board committees to “Risk Committee.” No other changes to the Bylaws were made.

A copy of the amended and restated Bylaws is filed as Exhibit 3(ii) and incorporated herein by reference. The discussion in this Item is qualified in its entirety by reference to such Exhibit.

ITEM 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

3(ii)	Amended and Restated Bylaws of BB&T Corporation, effective August 27, 2013.

S  I  G  N  A  T  U  R  E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By: /s/ Cynthia B. Powell

Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: August 29, 2013